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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Annual Report
December 31, 2015

Annual Report December 31, 2015

MADISON COVERED CALL &
                                 EQUITY STRATEGY FUND (MCN)

Active Equity Management combined with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Management's Discussion of Fund Performance (unaudited)

Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Covered Call & Equity Strategy Fund pursues these strategies by owning a very high-quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.

What happened in the market during 2015?
“When you come to a fork in the road, take it.”

Yogi Berra, whom we lost a few months ago at age 90, had an uncanny way of saying rather innocuous things that make perfect sense in many different parts of our lives, including our financial lives. In many respects, U.S. equities came to a fork in the road in 2015, but unlike Mr. Berra’s comment above, no path has yet to be taken. Well into its 7th year of a bull market, the S&P 500 wobbled in August and September in what many suspected was the actual end of the bull market, only to fully rebound into the year’s end. Despite weakened fundamentals, global economic stagnancy and a Federal Reserve (Fed) that raised the Fed Funds rate when most other central banks continue to pump liquidity, the S&P 500 closed the year within 3% of its all- time high. This brings to mind another “Yogi-ism”; “it’s never over till it’s over.” Our stance has been to be very defensive in positioning the Fund with the belief that there is greater risk that the bull market will end rather than continue. Seeing as we never really know it’s over until it really is over, we prefer to be positioned in front, rather than behind, a major market shift. In other words, we’ve taken the defensive fork in the road while the market has yet to decide.
The S&P 500® began the 4th quarter in full rebound mode, regaining by the end of October virtually all that the market had given up from mid-August through the end of September. The rally then stalled and the market became somewhat more volatile as the implications of a potential December rate hike were debated. Fundamentals continue to be quite weak for S&P 500 companies. S&P 500® earnings growth for the 4th quarter is estimated to be -4.9% and has trended lower for many months. If the quarter actually witnesses negative growth, it will mark the first time since 2009 that the S&P 500® has had 3 consecutive quarters of earnings declines. Sales growth also continues to be negative and we are on the verge of the 4th consecutive negative sales growth quarter. This hasn’t happened since 2008/09. The decline in commodity prices is certainly responsible for a portion of these trends as the Energy and Materials sectors show the largest declines.

However, other sectors should benefit from lower input costs and retailers should gain from lower gas prices as consumers have more money to spend. Retail sales, though, have been underwhelming this year and only “OK” during the holiday shopping season. Corporate earnings have also continued to be elevated by companies buying back their own shares. In the 3rd quarter alone, companies repurchased over $150 billion of their own stock. For the 7th consecutive quarter, over 20% of the S&P 500 companies reduced their year-over-year share count by at least 4% thereby boosting their earnings per share reports. While we appreciate companies that return money to shareholders, continued high share buybacks mask the underlying weakness in organic growth that many companies are struggling to achieve.

How did the Fund perform given the marketplace conditions during 2015?

For the year ending December 31, 2015, on a Net Asset Value (NAV) basis, Madison Covered Call & Equity Strategy Fund (“MCN”or the“Fund”) fell 0.91%, compared to the 1.4% return of the S&P 500® Index and the 5.2% return of the CBOE S&P BuyWrite Index (BXM). The BXM represents the passive version of a covered call equity strategy. On a share price basis, MCN declined 0.48%. The Fund’s share price discount to the NAV averaged 12.1% during the year with a discount of 9.7% in March and a discount of 16.1% during the market correction in late August. MCN distributed $0.72 per share for the full year, on par with the 2014 distribution level. Using year-end values, the Fund’s yield was 8.5% on NAV or 9.8% on market price.
Typically, a covered call strategy will lag the overall market during periods of upward movement in stock prices as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. This certainly impacted the Fund’s ability to keep up with the S&P 500 returns particularly during the first seven months of the year as the market generally moved higher. Given the weakness in global economic and earnings fundamentals and the maturity of the bull market, the Fund was positioned very defensively during most of the year. As such, the Fund performed very well during periods of market uncertainty but lagged as the market quickly rebounded. This was particularly evident in late June/early July as the market fell on concerns of a Greek exit from the euro only to be reversed as a makeshift agreement was fashioned that pushed the problem down the road. Similarly, the Fund protected very well in the August/September market decline only to give back performance as the market rebounded fully by the end of October. Late in the year, the market was very volatile as the investors debated the timing and impact of a Fed Funds rate hike. The Fund’s defensive position detracted from overall performance as each market decline was matched

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - concluded | December 31, 2015

by a reversal. Market volatility increased following the August/September market decline and remained elevated into the year end. This had the effect of increasing the option premiums available to the Fund’s call writing strategy.
Sector performance for the market was uneven with five sectors in positive territory led by Consumer Discretionary and Health Care up 10.1% and 7.0%, respectively, and five sectors in negative territory led by Energy and Materials, down 21.1% and 8.4%, respectively. The overall effect on the Fund was only slightly negative. Fund performance was positively impacted by underweighted positioning in Materials and Utilities which underperformed the market but was offset by an underweighted position in Health Care and a small overweighted position in Energy. The Fund rarely invests in the Utilities area due to unattractive call option premium opportunities and the Fund’s Health Care holdings have been pared back throughout the year as stocks performed strongly and profits were taken on a number of holdings, particularly in the biotechnology area. The Energy sector has been in focus given the very large decline in crude oil prices throughout the year. The Fund had been underweighted in this area early in the year and moved to a neutral position and then to a small overweight position as the year progressed and company valuations continued to slide. The higher volatility in the sector also made option writing much more attractive. The Fund’s overall cash positioning during the year added to overall performance.
Stock selection was a positive contributor to relative performance. Despite the strong downtrend in the Energy sector, the Fund’s Energy holdings held up very well relative to the rest of the sector. Cameron International in particular benefited from a merger announcement by Schlumberger and higher quality energy companies such as Occidental Petroleum did not suffer nearly as much as smaller, more indebted exploration companies. Performance of the Fund’s Technology holdings was additive although dispersion was high. Holdings which performed very strongly such as Altera, Microsoft, Google and Nuance Communications were partially offset by weakness in Oracle, EMC and Qualcomm. The Fund’s Consumer Discretionary holdings were weaker overall as media stocks such as CBS and Discovery Networks struggled for most of the year on weaker advertising concerns, while Nordstrom fell late in the year as the retail sales outlook deteriorated. Stronger results came from holdings such as Starbucks, Priceline and Amazon, all of which were sold during the year as valuations became elevated.
As noted earlier, we have been increasingly defensive as the year has progressed to the point of having a higher than normal proportion of the Fund’s equity holdings covered with call options as well as additional downside insurance in the form of purchasing S&P 500® Index put options. This stance protected the Fund very well during the market declines but resulted in lagging performance as the market rebounded. Although underlying fundamentals remain tenuous, the S&P 500® closed out the year very close to its all-time highs. We believe that we are in store for increased volatility and an equity market that will struggle to maintain its lofty levels. We continue to prefer a more defensive stance.
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON COVERED CALL & EQUITY STRATEGY FUND

Describe the Fund’s portfolio equity and option structure.
As of December 31, 2015, the Fund held 44 equity securities and unexpired covered call options had been written against 88.2% of the Fund’s stock holdings. It is the strategy of the fund to write “out-of-the-money” call options, and, as of December 31, 2015, 70% of the Fund’s call options (50 of 71 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) As the overall market continued to grind higher through the year, concerns grew that company and economic fundamentals did not justify soaring stock prices. As such, the Fund’s managers remained cautious by writing call options “closer-to-the- money” in order to capture higher premium income and provide the fund added protection from a reversal in the market’s upward trend. With a very high percentage of the equity holdings covered by options written closer-to-the- money, the Fund took on a greater “hedged” posture for much of the year. Clearly, as the market continued to move higher, this was a drag on relative performance.
Which sectors are prevalent in the Fund?
From a sector perspective, MCN’s largest exposure as of December 31, 2015 was to the Information Technology (and technology related) sector, followed by Health Care, Industrials, Financials, Energy, Consumer Staples and Consumer Discretionary. The Fund had very small representation in the Telecommunications Services sector and no representation in the Utilities and Materials sectors as of year-end.

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - concluded | December 31, 2015

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/15
Alternative Funds	3.6%
Consumer Discretionary	8.5%
Consumer Staples	8.7%
Energy	9.2%
Financials	9.7%
Health Care	13.9%
Industrials	12.2%
Information Technology	14.5%
Telecommunication Services	2.7%
Exchange Traded Funds	1.6%
U.S. Government and Agency Obligations	9.1%
Short-Term Investments†	6.3%
†Short-Term Investments includes Put Options Purchased.

Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies that we believe have good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that they believe have favorable“PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the“beat the street” mentality, as we seek companies that we believe have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
Discuss how risk is managed through the Fund’s investment process.
Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

1. Focus on the underlying security. The manager’s bottom- up stock selection process is geared toward investing in companies with very strong fundamentals, including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price" (GARP) philosophy is specifically tuned to such valuation discipline.

2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.

3. Cash management and timing. Generally, the manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the fund may underperform due to higher than normal cash levels; however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - concluded | December 31, 2015

What is management’s outlook for the market and Fund in 2016?
Despite numerous headwinds, U.S. equity markets proved to be fairly resilient in 2015, posting a modest gain. As we enter the New Year, the path ahead remains somewhat clouded. Although the Fed has made their initial attempt to normalize monetary policy by raising rates for the first time in 9 years, we must now endure the uncertain trajectory of what normal policy will look like and if the economy is strong enough to accept it. That will make future Fed meetings a source of market wariness. Crude oil prices are less likely to drop 30% as they did in 2015 but they are likely to be volatile as supply/demand dynamics shift and geo-political forces such as the recent Saudi/ Iran tensions create added uncertainty. Global economic fundamentals remain weak although the U.S. is healthier on a relative basis. Sustained economic growth is critical to reversing the negative revenue growth trends that have plagued many companies in recent quarters. On this front, we see a challenging environment in Europe, Japan and China. U.S. corporate profit margins have stubbornly remained near all-time highs but are now facing rising labor costs for the first time in many years, suggesting that surging profitability is not in the cards. Additionally, market valuation, while not excessive, is certainly not cheap. The forward 12 month price/earnings ratio for the S&P 500® is near 10 year highs despite the growth challenges that have been noted above.
There are clearly positives out there as well. As mentioned, the U.S. economic growth path, while uncertain, is healthier than many other parts of the world. Employment has improved while wages are only just beginning to trend higher. In addition, 2016 is an election year which historically has been good for stocks although this time around the non-traditional candidates may add to the general market volatility. Green shoots in our economy are definitely visible but their sustainability is unclear. The overriding question is: how will the Fed maneuver itself out of an unprecedented period of monetary stimulus without causing turbulence in the economy and markets? Stay tuned for that answer to that one folks. We are not convinced that this particular ride will be a smooth one. 2016 may, in fact, result in low equity returns similar to 2015. In other words, déjà vu all over again. As noted in this letter’s preamble, the strategy of covered call writing is defensive by its nature. Given the risk concerns noted above, this strategy appears to be very timely for investors. As we enter the New Year, the Fund will remain in a very conservative and defensive posture while maintaining flexibility to adjust as the market forces change. Higher market volatility will enhance our ability to maintain our high income distribution focus. Regarding the underlying assets of the Fund, we remain diligent and committed to investing in high quality growth companies that can deliver consistent results in a variety of economic environments and also offer a margin of safety from a valuation perspective.

TOP TEN EQUITY HOLDINGS AS OF 12/31/15
% of Total Investments
SPDR Gold Shares ...................................................	3.6%
United Technologies Corp. ........................................	3.2%
Apple Inc. ..................................................................	2.9%
Verizon Communications Inc.....................................	2.7%
Biogen Inc. ................................................................	2.6%
Tyson Foods Inc., Class A.........................................	2.6%
T. Rowe Price Group Inc. ..........................................	2.5%
Cameron International Corp......................................	2.5%
PNC Financial Services Group Inc./The....................	2.4%
Jacobs Engineering Group Inc..................................	2.3%

______________________________________________

INDEX DEFINITIONS

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500® Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 79.8%
Consumer Discretionary - 8.5%
CarMax Inc.* (A)	59,200	$ 3,195,024
CBS Corp., Class B (A)	70,900	3,341,517
Discovery Communications Inc., Class C*	64,500	1,626,690
Johnson Controls Inc. (A)	83,200	3,285,568
Nordstrom Inc. (A)	49,600	2,470,576
		13,919,375
Consumer Staples - 8.8%
Costco Wholesale Corp. (A)	16,000	2,584,000
Diageo PLC, ADR (A)	22,700	2,475,889
General Mills Inc. (A)	40,500	2,335,230
JM Smucker Co./The (A)	22,000	2,713,480
Tyson Foods Inc., Class A (A)	79,000	4,213,070
		14,321,669
Energy - 9.2%
Apache Corp. (A)	38,100	1,694,307
Baker Hughes Inc. (A)	69,500	3,207,425
Cameron International Corp.* (A)	65,200	4,120,640
EOG Resources Inc. (A)	32,000	2,265,280
Occidental Petroleum Corp. (A)	55,500	3,752,355
		15,040,007
Financials - 9.8%
American Tower Corp. (A)	17,800	1,725,710
PNC Financial Services Group Inc./The (A)	40,600	3,869,586
Progressive Corp./The (A)	98,400	3,129,120
State Street Corp. (A)	47,000	3,118,920
T. Rowe Price Group Inc. (A)	58,060	4,150,709

		15,994,045
Health Care - 14.0%
Agilent Technologies Inc. (A)	49,300	2,061,233
Biogen Inc.* (A)	13,800	4,227,630
Cerner Corp.* (A)	55,100	3,315,367
Express Scripts Holding Co.* (A)	38,900	3,400,249
Gilead Sciences Inc. (A)	19,000	1,922,610
HCA Holdings Inc.* (A)	34,400	2,326,472
McKesson Corp. (A)	11,600	2,287,868
Varian Medical Systems Inc.* (A)	41,500	3,353,200
		22,894,629

	Shares	Value (Note 2)
Industrials - 12.3%
Danaher Corp. (A)	36,300	$ 3,371,544
Jacobs Engineering Group Inc.* (A)	89,600	3,758,720
PACCAR Inc. (A)	41,500	1,967,100
United Parcel Service Inc., Class B (A)	35,500	3,416,165
United Technologies Corp. (A)	54,200	5,206,994
W.W. Grainger Inc. (A)	11,600	2,350,044
		20,070,567
Information Technology - 14.5%
Apple Inc. (A)	46,000	4,841,960
EMC Corp. (A)	130,300	3,346,104
Linear Technology Corp. (A)	83,700	3,554,739
Microsoft Corp. (A)	61,900	3,434,212
Nuance Communications Inc.* (A)	119,100	2,368,899
Oracle Corp. (A)	88,100	3,218,293
QUALCOMM Inc. (A)	59,300	2,964,110
		23,728,317
Telecommunication Service - 2.7%
Verizon Communications Inc. (A)	95,300	4,404,766
Total Common Stocks (Cost $146,007,392)
		130,373,375
INVESTMENT COMPANIES - 5.2%
iShares MSCI USA Minimum Volatility ETF	60,400	2,525,928
SPDR Gold Shares*	58,300	5,915,118
Total Investment Companies (Cost $9,532,027)
		8,441,046
SHORT-TERM INVESTMENTS - 6.3%

State Street Institutional U.S. Government Money Market Fund, 0.16%, Premier Class
	10,310,817	10,310,817
Total Short-Term Investments (Cost $10,310,817)
		10,310,817
	Contracts

PUT OPTION PURCHASED - 0.1%
S&P 500® Index, Put, Jan 2016, $1,950	153	85,680
Total Put Options Purchased (Cost $893,673)
		85,680
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.1%
U.S. Treasury Bill (B) (C), 0.002%, 2/25/16	$15,000,000	14,998,530
Total U.S. Government and Agency Obligations (Cost $14,999,954)		14,998,530

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2015

Value (Note 2)
TOTAL INVESTMENTS - 100.5% (Cost $181,743,863**)	$164,209,448
NET OTHER ASSETS AND LIABILITIES - 1.0%	1,647,176
TOTAL CALL & PUT OPTIONS WRITTEN - (1.5%)	(2,490,304)
TOTAL NET ASSETS - 100.0%	$163,366,320

* Non-income producing.
** Aggregate cost for Federal tax purposes was $181,980,996.

(A) All or a portion of these securities' positions represent covers (directly or through conversion rights) for outstanding options written.
(B) Rate noted represents annualized yield at time of purchase
(C) All or a portion of these securities are segregated as collateral for put options written. As of December 31, 2015, the total amount segregated was $14,998,530.
ADR American Depositary Receipt. ETF Exchange Traded Fund.
PLC Public Limited Company.

________________________________________________________________________________________________________________

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Agilent Technologies Inc.	62	January 2016	$ 37.50	$ 28,365
Agilent Technologies Inc.	386	January 2016	40.00	86,850
American Tower Corp.	178	January 2016	92.50	91,670
Apache Corp.	381	January 2016	52.50	3,429
Apple Inc.	230	January 2016	117.86	1,380
Apple Inc.	230	January 2016	120.00	1,035
Baker Hughes Inc.	350	January 2016	55.00	7,175
Biogen Inc.	33	January 2016	305.00	26,235
Biogen Inc.	105	January 2016	330.00	11,812
Cameron International Corp.	350	January 2016	67.50	6,125
Cameron International Corp.	302	January 2016	70.00	3,775
CarMax Inc.	362	January 2016	57.50	4,525
CarMax Inc.	230	January 2016	60.00	575
CBS Corp., Class B	360	January 2016	45.00	88,560
CBS Corp., Class B	349	January 2016	47.50	25,303
Cerner Corp.	496	January 2016	65.00	2,480
Cerner Corp.	55	March 2016	65.00	5,637
Costco Wholesale Corp.	160	January 2016	160.00	54,400
Danaher Corp.	225	January 2016	87.50	135,000
Danaher Corp.	138	January 2016	95.00	6,555
Diageo PLC	127	January 2016	115.00	1,905
Diageo PLC	100	January 2016	120.00	250
EMC Corp.	985	January 2016	25.00	89,143
EOG Resources Inc.	320	January 2016	77.50	7,520
Express Scripts Holding Co.	272	January 2016	87.50	32,232
Express Scripts Holding Co.	117	February 2016	90.00	15,210
General Mills Inc.	405	January 2016	57.50	28,958
Gilead Sciences Inc.	190	January 2016	110.00	1,615
HCA Holdings Inc.	174	January 2016	75.00	3,045
HCA Holdings Inc.	170	January 2016	77.50	1,275
Jacobs Engineering Group Inc.	326	January 2016	42.50	19,560
Jacobs Engineering Group Inc.	499	January 2016	45.00	7,485

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2015

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
JM Smucker Co./The	220	January 2016	$120.00	$ 92,400
Johnson Controls Inc.	416	January 2016	43.00	2,080
Johnson Controls Inc.	416	January 2016	45.00	1,040
Linear Technology Corp.	280	January 2016	45.00	3,500
Linear Technology Corp.	557	January 2016	46.00	2,785
McKesson Corp.	116	January 2016	210.00	2,320
Microsoft Corp.	619	February 2016	57.50	74,590
Nordstrom Inc.	248	January 2016	57.65	868
Nordstrom Inc.	37	January 2016	67.65	18
Nordstrom Inc.	211	January 2016	70.15	633
Nuance Communications Inc.	362	January 2016	18.00	76,925
Nuance Communications Inc.	829	January 2016	20.00	29,015
Occidental Petroleum Corp.	555	January 2016	75.00	4,995
Oracle Corp.	300	January 2016	38.00	3,000
Oracle Corp.	294	January 2016	39.00	735
Oracle Corp.	278	January 2016	40.00	417
PACCAR Inc.	135	February 2016	56.10	675
PACCAR Inc.	80	February 2016	61.10	200
PNC Financial Services Group Inc./The	122	January 2016	90.00	71,065
PNC Financial Services Group Inc./The	284	January 2016	95.00	49,984
Progressive Corp./The	608	February 2016	30.00	133,760
Progressive Corp./The	376	February 2016	31.00	47,000
QUALCOMM Inc.	593	January 2016	50.00	58,707
State Street Corp.	270	January 2016	72.50	1,350
State Street Corp.	200	January 2016	75.00	500
T. Rowe Price Group Inc.	290	January 2016	70.00	62,350
T. Rowe Price Group Inc.	290	January 2016	75.00	3,625
Tyson Foods Inc., Class A	125	January 2016	44.00	120,000
Tyson Foods Inc., Class A	230	January 2016	45.00	192,050
Tyson Foods Inc., Class A	142	January 2016	46.00	107,920
Tyson Foods Inc., Class A	218	January 2016	48.00	122,080
Tyson Foods Inc., Class A	75	January 2016	49.00	35,250
United Parcel Service Inc., Class B	355	January 2016	105.00	1,065
United Technologies Corp.	242	January 2016	95.00	47,069
United Technologies Corp.	300	January 2016	100.00	3,600
Varian Medical Systems Inc.	415	February 2016	80.00	128,650
Verizon Communications Inc.	476	January 2016	45.00	60,452
W.W. Grainger Inc.	58	January 2016	195.00	57,420
W.W. Grainger Inc.	58	January 2016	210.00	5,800
Total Call Options Written (Premiums received $4,389,515)				$2,404,977
Put Options Written
Apple Inc.	152	January 2016	108.57	61,940
Gilead Sciences Inc.	190	January 2016	97.50	15,295
McKesson Corp.	81	January 2016	185.00	3,442
PACCAR Inc.	60	February 2016	43.60	4,650

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2015

Total Put Options Written (Premiums received $161,433)	$ 85,327
Total Options Written, at Value (Premiums received $4,550,948)	$2,490,304

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Statement of Assets and Liabilities as of December 31, 2015

Assets:
Investments in securities, at cost
Unaffiliated issuers ................................................................................................................................................................................	$181,743,863
Net unrealized depreciation
Unaffiliated issuers .................................................................................................................................................................................	(17,534,415)
Total investments, at value..............................................................................................................................................................................	164,209,448
Receivables:
Investments sold ...................................................................................................................................................................................	1,608,511
Dividends ................................................................................................................................................................................................	187,992
Total assets......................................................................................................................................................................................................	166,005,951
Liabilities:
Payables:
Advisory agreement fees .......................................................................................................................................................................	112,700
Service agreement fees...........................................................................................................................................................................	36,627
Options written, at value (premiums received $4,550,948) (Note 6) .........................................................................................................	2,490,304
Total liabilities .......................................................................................................................................................................................	2,639,631
Net assets .....................................................................................................................................................................................................	$163,366,320
Net assets consist of:
Common Stock/Shares:
Par value ($0.001 per common stock and $0.000001 per share, respectively) .....................................................................................	$19,268
Paid-in capital .......................................................................................................................................................................................	190,110,840
Accumulated net realized loss on investments sold, options and foreign currency related transactions ...............................................	(11,290,017)
Net unrealized depreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	(15,473,771)
Net Assets ................................................................................................................................................................................................	$163,366,320
Capital Shares Issued and Outstanding (Note 7) ..............................................................................................................................	19,268,423
Net Asset Value per share ....................................................................................................................................................................	$8.48

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Statement of Operations For the Year Ended December 31, 2015

Investment Income:
Interest ...	$2,033
Dividends
Unaffiliated issuers ..................................................................................................................................................................................	2,560,641
Total investment income .......................................................................................................................................................................	2,562,674
Expenses (Note 3):
Advisory agreement fees ...............................................................................................................................................................................	1,393,877
Service agreement fees..................................................................................................................................................................................	453,020
Total expenses ...................................................................................................................................................................................	1,846,897
Net Investment income.................................................................................................................................................................................	715,777
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options.....................................................................................................................................................................................................	6,834,207
Unaffiliated issuers .................................................................................................................................................................................	6,951,596
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options ....................................................................................................................................................................................................	5,187,645
Unaffiliated issuers .................................................................................................................................................................................	(21,229,407)
Net Realized and Unrealized Loss on Investments and Option Transactions........................................................................................	(2,255,959)
Net Decrease in Net Assets from Operations ............................................................................................................................................	$ (1,540,182)

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
	2015	2014
Net Assets at beginning of period	$178,779,767	$181,335,021
Increase (decrease) in net assets from operations:
Net investment income (loss) .............................................................................	715,777	(314,592)
Net realized gain.................................................................................................	13,785,803	18,515,555
Net change in unrealized depreciation ................................................................	(16,041,762)	(6,882,952)
Net increase (decrease) in net assets from operations ......................................	(1,540,182)	11,318,011
Distributions to shareholders from:
Net investment income and capital gains ........................................................	(13,578,893)	(13,873,265)
Return of capital..................................................................................................	(294,372)	0
Total distributions ..........................................................................................	(13,873,265)	(13,873,265)
Total decrease in net assets .............................................................................	(15,413,447)	(2,555,254)
Net Assets at end of period ...............................................................................	$163,366,320	$178,779,767
Undistributed net investment income (loss) included in net assets assets ........	0	0

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$9.28	$9.41	$8.63	$8.65	$9.78
Income from Investment Operations:
Net investment income (loss)[1]	0.04	(0.02)	(0.00)[2]	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.12)	0.61	1.50	0.71	(0.38)
Total from investment operations	(0.08)	0.59	1.50	0.70	(0.41)
Less Distributions From:
Net investment income and capital gains	(0.70)	(0.72)	(0.56)	(0.01)	(0.70)
Return of capital	(0.02)	0	(0.16)	(0.71)	(0.02)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.80)	(0.13)	0.78	(0.02)	(1.13)
Net Asset Value at end of period	$8.48	$9.28	$9.41	$8.63	$8.65
Market Value at end of period	$7.38	$8.14	$8.17	$7.62	$7.47
Total Return
Net asset value (%)	(0.91)	6.41	17.93	8.31	(4.37)
Market value (%)[3]	(0.48)	8.50	17.05	11.80	(9.99)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$163,366	$178,780	$181,335	$166,305	$166,764
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	1.06	1.06	1.06	1.45	1.36
After reimbursement of expenses by adviser (%)	1.06	1.06	1.06	1.39	1.36
Ratio of net investment income (loss) to average net assets (%)	0.41	(0.17)	(0.01)	(0.15)	(0.33)
Portfolio turnover (%)	125	131	151	61	68
1Based on average shares outstanding during the year.
2Amount represents less than $0.005 per share.
3Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Notes to Financial Statements

1. ORGANIZATION
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1993, as amended.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

• Level 1 - unadjusted quoted prices in active markets for identical investments

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classification levels during the year ended December 31, 2015. As of and during the year ended December 31, 2015, the Fund did not hold securities deemed as a Level 3.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2015

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/15
Assets:[1]
Common Stocks	$130,373,375	0	0	$130,373,375
Investment Companies	8,441,046	0	0	8,441,046
Short-Term Investments	10,310,817	0	0	10,310,817
Put Options Purchased	85,680	0	0	85,680
U.S. Government and Agency Obligations	0	14,998,530	0	14,998,530
	$149,210,918	$ 14,998,530	0	$164,209,448
Liabilities:
Written options	$ 2,490,304	0	0	$ 2,490,304

1Please see the Portfolio of Investments for a listing of all securities within each category.

Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand:
a) how and why a fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2015:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities	$85,680	Options written	$2,490,304

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives	Change in Unrealized Appreciation on Derivatives
Equity contracts	$6,834,207	$5,187,645

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2015

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (GAAP). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.
Change of Investment Co-Manager. Currently the Fund is co-managed by Ray DiBernardo, CFA and Frank Burgess. Effective as of the date hereof, Mr. Burgess is replaced by
Walter Dewey, CFA as co-manager of the Fund. As a result of the foregoing, all references in the prospectus and SAI to Mr. Burgess as co-manager of the Fund are deleted.
3. INVESTMENT ADVISORY AND SERVICES AGREEMENTS
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.);

(ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses).
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent trustees are paid out of the Services Agreement fee and totaled $36,000 for the year ended December 31, 2015.

4. FEDERAL INCOME TAXES
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expense, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2015, accumulated net investment loss of $(13,157,488), and accumulated net realized loss of $(19,201) was reclassified into the paid in capital account of the Fund, to reflect permanent book and tax difference relating to distribution re-designations.
For Federal income tax purposes, the Fund utilized $12,863,116 of capital loss carryforwards (“CLCF”) during 2015. The Fund has a remaining CLCF of $11,860,877, which can be used to offset future capital gains. These CLCFs will expire on December 31, 2018. Per the RIC Modernization Act, CLCFs generated in taxable years beginning after December 22, 2010, must be fully used before CLCFs generated in taxable years beginning prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.

Information on the tax components of investments, excluding option contracts, as of December 31, 2015, is as follows:

Cost	$181,980,996
Gross appreciation	1,788,907
Gross depreciation	(19,560,455)
Net appreciation	$(17,771,548)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.
For the years ended December 31, 2015 and 2014, the tax

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2015

character of distributions paid to shareholders was $13,578,893 ordinary income and $294,372 return of capital for 2015 and $13,873,265 ordinary income for 2014.
As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	0
Undistributed Ordinary Income	0
Post October Capital Loss Deferral	0

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.

5. INVESTMENT TRANSACTIONS
During the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $185,607,420 and
$186,472,142, respectively. No long-term U.S. Government securities were purchased or sold during the year.

6. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in written option contracts during the year ended December 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	18,259	$ 4,351,450
Options written during the period	78,866	17,885,325
Options closed during the period	(25,882)	(6,235,757)
Options exercised during the period	(22,453)	(5,735,931)
Options expired during the period	(27,960)	(5,714,139)
Options outstanding, end of period	20,830	$ 4,550,948

Purchased option activity was not significant for the year ended December 31, 2015. Details of option contracts purchased and held at December 31, 2015, are included in the Fund’s Portfolio of Investments.

7. CAPITAL
The Fund has an unlimited amount of common shares,
$0.01 par value, authorized and 19,268,423 shares issued and outstanding as of December 31, 2015. Additionally, no capital stock activity occurred for the years ended December 31, 2015 and 2014, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the years ended December 31, 2015 and 2014, respectively.

8. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

9. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2015

securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid Cap Company Risk. Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Fund Distribution Risk. In order to make regular quarterly

distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2015

Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

10. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2015

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Report of Independent
Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Covered Call & Equity Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Madison Covered Call & Equity Strategy Fund (the “Fund”), as of December 31, 2015, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to January 1, 2013 were audited by other auditors, whose report, dated February 25, 2013, expressed an unqualified opinion on the financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche, LLP

Milwaukee, WI
February 24, 2016

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Other Information (unaudited)

Federal Income Tax Information. The Fund recognized qualified dividend income of $2,450,951 during the fiscal year ended December 31, 2015. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 17.34% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Complete information regarding the federal tax status of the distributions receive during the calendar year 2015 will be reported in conjunction with Form 1099-DIV.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.”Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public

Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.
gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549- 0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.
Summary of Board’s Annual Approval Process and Considerations.
The Board of Trustees reviewed a variety of matters in connection with the renewal of the Fund’s Investment Advisory Agreement with the Adviser at an in-person meeting of the Board held in July 2015. The following summarizes the Board’s process and considerations in connection with that renewal.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Adviser. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel.
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the renewal of the Investment Advisory Agreement and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement with respect to the Fund. Prior to voting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Adviser, including the personnel providing such services; comparative performance, fee and expense information for the Fund; the profitability of the Fund to the Adviser and its affiliates; the direct and indirect benefits, if any, derived by the Adviser and its affiliates from their relationship with the Fund; economies of scale; and the Adviser’s performance of substantially similar duties for other clients with similar investment strategies.
With regard to the nature, extent and quality of the services provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed or otherwise presented the firm’s ongoing investment philosophies and

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

strategies intended to provide investment performance consistent with the Fund’s investment objectives under various market scenarios.
The Board also discussed the quality of services provided to the Fund by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary Fund administration.
Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided by the Adviser to the Fund were satisfactory.
With regard to the investment performance of the Fund, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not adequately reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to the Fund so that the performance of the Fund could be reviewed in context. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Trustees also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. Based on its review, the Board determined that, given the totality of the above factors and considerations, the Fund’s investment performance had been satisfactory.
With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment strategies. Again, the Board reviewed these matters in connection with the Adviser. Based on its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the Fund requires and were wary of“inapt comparisons.”They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or sub-adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.
The Trustees reviewed the Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Fund: an advisory fee and a capped administrative“services”expense. The Board reviewed total expense ratios paid by other funds with similar investment strategies, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Fund were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund pursuant to its administrative services agreement with the Fund (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services
Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
In reviewing costs and profits, the Board noted that, as a relatively small Fund, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Adviser who serve as Fund officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from its portfolios alone. However, the Board recognized that the Fund is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Fund as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $15 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to the Adviser’s other clients.
The Board recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its attention on the total expense ratios paid be certain other closed-end funds with similar investment strategies. The Board recognized that the Fund’s total expense ratio was reasonable based such comparisons.
With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that at its current size, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Services Agreements. The Trustees also took into account that the Fund does not pay any fees on leveraged assets of the Fund. Based on their review, the Independent Trustees concluded that the breakpoint schedules and fee arrangement were acceptable and appropriately reflect economies of scale to be shared with shareholders when the size of the Fund increased.
Counsel to the Independent Trustees confirmed that the Fund’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser and discussed each matter raised.
After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that the Fund’s advisory fees are reasonable and that renewal of its Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Trustees and Officers

The address of each trustee and officer of the Fund is 550 Science Drive, Madison, WI 53711. The Fund’s Statement of Additional Information includes additional information about the trustees of the Fund and is available, without charge, upon request, by calling 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank1 1960	President, 2012 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010;
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present;Vice President, 2004 - 2010;
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010;
Madison Strategic Sector Premium Fund (closed end fund), President, December 2005 - Present; Madison Funds (25) and Ultra Series Fund (16) (mutual funds), President, 2009 - Present
Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds(25) and Ultra Series Fund (16), 2009 - Present
Jay R. Sekelsky 1959	Vice President, 2012 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010;
Madison, Executive Director and Chief Investment Officer, 2010 - Present
MIA, Executive Director and Chief Investment Officer, 2010 - Present;Vice President, 1996 - 2010 Madison Funds (26 funds),Vice President, 2009 -
Present; Madison Strategic Sector Premium Fund,
Vice President, December 2005 - Present; and Ultra Series Fund (16),Vice President, 2009 - Present
N/A
1 “Interested person”as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Paul A. Lefurgey 1964	Vice President, 2012 - Present
MIH, Chairman - Executive Committee, 2015-Present; MIH, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013
Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison,WI,Vice President, 2003 - 2005 Madison Funds (25) and Ultra Series Fund (16),Vice
President, 2009 - Present; Madison Strategic Sector Premium
Fund,Vice President, December 2010 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2012 - Present; Vice President 2008 - Present
MIH and MIA,Vice President, 1999 - Present; Madison,Vice President, 2009 - Present
Madison Funds (25) and Ultra Series Fund (16)Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Treasurer, December 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2012 - Present
MIH and MIA,Vice President, 2010 - Present; Madison,Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison),Vice President, 2012 - Present
MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
Madison Funds (25) and Ultra Series Fund (16), Secretary, 1999 - Present and Treasurer, 2008 - 2009 and Assistant Treasurer, 1997 - 2007 and 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, December 2010 - Present
N/A
Lisa R. Lange 1969	Chief Compliance Officer; Chief Legal Officer and Assistant Secretary, April 2015 - Present
MIH, MIA, and Madison, Chief Compliance Officer and Chief Legal Officer, April 2015 - Present; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer, April 2015 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present
Madison Funds (25) and Ultra Series Fund (16), Chief Compliance Officer, Chief Legal Officer and Assistant Secretary, April 2015 - Present
N/A

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2012 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI,Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison,WI, President and Chief Executive Officer, 1993 - 2000	43
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012; Nerites Corporation (technology company), 2004 - 2013; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (25), and Ultra Series Fund (16), 2009 - Present

James R. Imhoff, Jr. 1944	Trustee, 2004 - Present	First Weber Group (real estate brokers), Madison,WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (25) and Ultra Series Fund (16), 2009 - Present
Steven P. Riege 1954	Trustee, 2015-Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President- Human Resources, 1986 - 2001	43
Forward Service Corporation (employment training non-profit), 2010 - Present
StanekTool Corp., 1990 - Present
Madison Funds (25) and Ultra Series Fund (16), 2005 - Present
Madison Strategic Sector Premium Fund, 2014 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 25 portfolios, the Ultra Series Fund with 16 portfolios, and the Madison Strategic Sector Premium Fund (a closed-end fund) for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company,
Inc. (the“Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the“Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non- participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator,
Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Board of Trustees	Officers	Investment Adviser and Administrator
Philip E . Blake	Katherine L . Frank	Madison Asset Management, LLC
James R . Imhoff, Jr .	President	550 Science Drive
Steven P . Riege	Jay R . Sekelsky	Madison, WI 53711
	Vice President	Custodian
	Paul Lefurgey	State Street Bank
	Vice President	Kansas City, Missouri
	Greg D . Hoppe	Transfer Agent
	Treasurer	Computershare Investor Services, LLC
	Holly S . Baggot	Canton, Massachusetts
	Secretary & Assistant Treasurer	Independent Registered Public Accounting Firm
	Lisa R . Lange	Deloitte & Touche LLP
	CCO, Chief Legal Officer & Assistant Secretary	Milwaukee, Wisconsin

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In August 2015, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2015

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was adopted effective January 1, 2013.

(c) The Code was amended during the fiscal year, however, none of the changes are material to the Trust. The amendments do apply to the Trust’s principal executive officer and principal financial officer, as employees of the Adviser’s parent company. Such amendments include the addition of an excessive trading policy, certain clarifications to the private placement preclearance and ETF policies, the implementation of a de minimis exception for personal investment activity of employees and several non-substantive updates and corrections.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2015, Jim Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4.  Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $24,000 for the fiscal years ended December 31, 2015, and December 31, 2014, respectively.  The registrant is affiliated with the Madison Funds, the Ultra Series Fund and the Madison Strategic Sector Premium Fund (all affiliated investment companies together, the “Affiliated Funds”) which paid the registrant's principal accountant an additional $492,000 and $478,000, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees: None.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $3,931 (budgeted) and $3,780 for the fiscal years ended December 31, 2015, and December 31, 2014, respectively.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Philip Blake, James Imhoff and Steve Riege.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.  The firm has retained the firm of Glass Lewis & Co. to serve in this capacity.  All investment company Boards for which we provide investment management services have requested we utilize the recommendations of Glass Lewis & Co. in cases of conflicts of interest.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above...

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of the adviser to the registrant and Madison Investment Advisors, Inc., and Ray Di Bernardo, Portfolio Manager of the adviser to the registrant and President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the registrant.  The adviser to the registrant, Madison Asset Management, LLC, is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$118 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
 1 Numbers are approximate.

 Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$678 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,598	$1,288 million	0	$0
 1 Numbers are approximate.

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2015, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison Strategic Sector Premium Fund	$100,001 - $500,000
Ray DiBernardo	Madison Strategic Sector Premium Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics - See Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Lisa R. Lange

Lisa R. Lange, Chief Legal Officer and Chief Compliance Officer
Date: March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank

Katherine L. Frank, Principal Executive Officer
Date: March 2, 2016

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer
Date: March 2, 2016

See accompanying Notes to Financial Statements.